Schedule of Investments October 31, 2022 (Unaudited)
Coho Relative Value ESG Fund

	Shares	Value
COMMON STOCKS - 96.4%
Communication Services - 2.4%
Walt Disney *	11,466	$1,221,588
Consumer Discretionary - 15.1%
Dollar General	9,148	2,333,197
Lowe's Companies	11,070	2,158,097
Nike - Class B	12,078	1,119,389
Ross Stores	19,868	1,901,169
		7,511,852
Consumer Staples - 22.5%
Coca-Cola	27,259	1,631,451
Colgate-Palmolive	20,250	1,495,260
Conagra Brands	43,599	1,600,083
JM Smucker	13,287	2,001,819
Mondelez International	28,601	1,758,390
Sysco	31,696	2,743,606
		11,230,609
Financials - 10.5%
Marsh & McLennan Companies	11,313	1,826,936
State Street	23,161	1,713,914
U.S. Bancorp	39,450	1,674,653
		5,215,503
Health Care - 30.4% #
Amgen	7,193	1,944,627
Baxter International	17,208	935,255
CVS Health	24,821	2,350,549
Johnson & Johnson	13,025	2,265,959
Medtronic PLC	15,809	1,380,758
Perrigo PLC	36,380	1,465,386
Quest Diagnostics	8,412	1,208,384
Thermo Fisher Scientific	2,875	1,477,664
UnitedHealth Group	3,874	2,150,651
		15,179,233
Industrials - 8.6%
United Parcel Service - Class B	10,512	1,763,598
W.W. Grainger	4,318	2,523,224
		4,286,822
Information Technology - 6.9%
Global Payments	13,271	1,516,344
Microchip Technology	31,239	1,928,696
		3,445,040

Total Common Stocks
(Cost $48,431,033)		48,090,647

SHORT-TERM INVESTMENT - 3.5%
U.S. Bank N.A., 1.50% ^
(Cost $1,756,239)	1,756,239	1,756,239

Total Investments - 99.9%
(Cost $50,187,272)		49,846,886
Other Assets and Liabilites, Net - 0.1%		34,561
Total Net Assets - 100.0%		$49,881,447

PLC	Public Limited Company
*	Non-income producing.
#
As of October 31, 2022, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of October 31, 2022.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$48,090,647	$–	$–	$48,090,647
Short-Term Investment	1,756,239	–	–	1,756,239
Total Investments in Securities	$49,846,886	$–	$–	$49,846,886

Refer to the Schedule of Investments for further information on the classification of investments.